EXHIBIT 10.4

Table of Contents

CUSTODIAL UNDERTAKING IN CONNECTION WITH DERIVATIVES TRANSACTIONS		1

1. INTENTION OF THE PARTIES; DEFINITIONS		1
1.1	Intention of the Parties	1
1.2	Definitions	1

2. WHAT BANK IS REQUIRED TO DO		3
2.1	Establish and Maintain Accounts	3
2.2	Settlement of Specific Repurchase Transactions	3
2.3	Income and Voting	4

3. BANK’S OBLIGATION TO HOLD SECURITIES		5

4. STATEMENTS		5

5. DUTY OF CARE AND INSTRUCTIONS		5
5.1	Care of Property	5
5.2	Reliance on Instructions	6
5.3	Pricing of Securities	7
5.4	Transfers and Other Obligations	7
5.5	Electronic Access	9

6. FEES AND EXPENSES		9

7. INDEMNIFICATION		9

8. EVENT OF DEFAULT; CONTINUING DISPUTES; EFFECT OF NOTICE OF LEVY, ETC.		10
8.1	Event of Default	10
8.2	Continuing Disputes	10
8.3	Effect of Notice Of Levy, Etc.	11

9. FUNDS TRANSFER		11

10. REPRESENTATIONS AND WARRANTIES		12
10.1	Buyer’s Representations and Warranties	12
10.2	Seller’s Representations and Warranties	13
10.3	Bank’s Representations and Warranties	14

12. TERMINATION		14

12. SUBCUSTODIANS SECURITIES DEPOSITORIES, AND OTHER AGENTS		14
12.1	Appointment of Subcustodians; Use of Securities Depositories	14

13. MISCELLANEOUS		15
13.1	Entire Agreement; Modification; Amendment	15
13.2	Severability; Waiver; Survival	15
13.3	Interpretation	15
13.4	Assignment	16
13.5	Counterparts	16
13.6	Notices	16
13.7	Force Majeure	16
13.8	Governing Law; Jurisdiction	16
13.9	USA PATRIOT Act Disclosure	17

SCHEDULE 1		20

SCHEDULE 2		21

SCHEDULE 3		25
Electronic Access

EXHIBIT 1 TO SCHEDULE 3		27

SCHEDULE 4		28

CUSTODIAL UNDERTAKING IN CONNECTION WITH DERIVATIVES TRANSACTIONS

          This Custodial Undertaking in connection with Derivatives Transactions (the “Agreement”) is made and entered into as of the date set forth below by and among each of the funds set forth on Schedule A hereto (each, a “Fund”), (“Counterparty”) and JPMorgan Chase Bank, N.A. (“Bank”).

1.	INTENTION OF THE PARTIES; DEFINITIONS

1.1	Intention of the Parties

          Each Fund and Counterparty have entered into an ISDA Master Agreement and Credit Support Annex (the “Master Agreement”) and have requested that Bank undertake certain agency and custodial functions in connection with the Master Agreement pursuant to the terms hereof. Bank has agreed to act as agent and custodian for Counterparty and each Fund in connection with the Master Agreement pursuant to the terms hereof. The parties hereto all understand, acknowledge and agree that for ease of administration this document is being executed with respect to each Fund. However, it is the intention of each Fund, Counterparty and Bank that this Agreement be treated as if it were separate Agreements, each entered into by a Fund, Counterparty and Bank. In consideration of the mutual promises set forth herein and intending to be legally bound hereby, the parties hereto agree to the terms of this Agreement.

1.2	Definitions

          As used herein, the following terms have the meaning hereinafter stated.

          “Business Day” means any day, from Monday through Friday, on which Bank’s offices in New York, New York are open to transact business.

          “Clearing Corporation” means the Federal Reserve Bank of New York, The Depository Trust and Clearing Corporation, the Government Securities Clearing Corporation or any other central securities depository or clearing agency which it is or may become standard market practice to use for the comparison and settlement of securities trades.

          “Collateral” means Debt Securities, Equity Securities and cash provided by Counterparty under the Master Agreement and held by Bank for the benefit of Fund; provided, that if any new or different Security shall be exchanged for any Security by recapitalization, merger, consolidation or other corporate action, such new or different Security shall, effective upon such exchange, be deemed to become Collateral, in substitution for the former Security for which such exchange is made.

          “Collateral Account” means, collectively, a cash account for cash and a custody account for securities and other property established by Bank in the name of Counterparty and for the benefit of Fund.

          “Collateral Deficit” means the amount by which the aggregate Collateral Value of the Collateral held in the Collateral Account with respect to a Derivatives Transaction is less than the amount of Collateral required with respect to such Derivatives Transaction.

          “Collateral Excess” means the amount by which the aggregate Collateral Value of the Collateral held in the Collateral Account with respect to a Derivatives Transaction shall exceed the amount of Collateral required with respect to such Derivatives Transaction.

          “Collateral Percentage” means the percentage as is specified on Schedule 1 hereto. Unless otherwise specified on Schedule 1 hereto, the Collateral Percentage for cash shall be 100%.

          “Collateral Value” means with respect to any Derivatives Transaction, the amount obtained by applying the applicable Collateral Percentage to the Market Value of each Security. The Collateral Value of Securities shall equal or exceed the required Collateral Value at the times calculated by Bank pursuant to this Agreement.

          “Counterparty’s Account” means, collectively, a cash account for cash and a custody account for securities and other property established by Bank for the benefit of Counterparty.

          “Debt Securities” mean debt obligations issued or guaranteed directly or indirectly by the United States government or any agency, instrumentality or establishment thereof (including, without limitation, government-sponsored enterprises and entities the obligations of which are registered in the form of an entry on the records of the Federal Reserve Bank of New York) or such other securities or property identified on Schedule 1 hereto.

          “Derivatives Transaction” means a transaction under the Master Agreement.

          “Equity Securities” mean stock or similar securities; or any securities convertible, with or without consideration, into such securities; or carrying any warrants or rights to subscribe to or purchase such securities; or any such warrants or rights; or any other “equity security” within the meaning of Section 3(a) of the Exchange Act and the rules thereunder; in all cases provided that any such securities, warrants or rights are also described on Schedule 1 hereto.

          “Event of Default” means an Event of Default on the part of Counterparty or Fund under the Master Agreement.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          “Income” means with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon.

          “International Security” means any security, financial instrument, deposit or currency as are listed on Schedule 1 that is capable of being cleared through a clearing facility outside of the United States or is issued by an issuer organized under the laws of a jurisdiction other than the United States.

          “Market Value” means the most recently available closing bid price (usually from the previous Business Day) for the particular Security as made available to Bank by a recognized pricing service which Bank uses for pricing such Security, plus, with respect to debt Securities, any accrued interest on such Securities (to the extent not reflected in such pricing). If no price is available, Bank shall be authorized to price any Security by contacting any dealer designated as a “primary dealer” by the Federal Reserve Bank of New York and relying upon any price quoted by such “primary dealer” as if it were quoted by a recognized pricing service or Bank may price such Security in accordance with the methodology utilized by Bank for such purpose in the ordinary course of its business. Notwithstanding the foregoing, cash shall be valued at face value.

          “Securities” mean cash, Debt Securities and Equity Securities.

          “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          “Tax” means all present and future taxes, levies, imposts or duties (including value added taxes and stamp duties) whatsoever and wheresoever imposed (including any fines, penalties or interest on or in respect of any of the foregoing).

Any references to time shall mean the time in effect in New York, New York. All provisions in this Agreement for the transfer, payment or receipt of funds or cash shall mean transfer of, payment in, or receipt of United States dollars in immediately available funds.

2.	WHAT BANK IS REQUIRED TO DO

2.1	Establish and Maintain Accounts

          (a) Each of Counterparty and Fund hereby appoints Bank as custodian of all Securities at any time delivered to, and accepted by, Bank on its behalf in connection with this Agreement and as its agent to provide collateral management services in connection with Derivatives Transactions as specified in this Agreement. Bank hereby accepts appointment as custodian and agent and agrees to establish and maintain the Collateral Account and Counterparty’s Account as provided hereunder.

          (b) Bank hereby acknowledges that Bank holds the Collateral Account and all securities, cash or other property from time to time deposited in the Collateral Account, as bailee and securities intermediary on Fund’s behalf, subject to this Agreement. Bank shall separate all securities and other property in the Collateral Account from the assets of Bank or other persons in its possession by appropriate identification on the books and records of Bank. Bank hereby waives any security interest, lien or right of setoff against the Collateral Account and the property therein.

          (c) Bank and Fund intend that the receipt and maintenance by Bank of property in the Collateral Account and property received by Bank from Fund in connection with this Agreement until credited to the Collateral Account shall constitute a bailment under the laws of the State of New York subject to this Agreement and not a debtor-creditor relationship. With respect to cash, Bank and Fund intend to create a special deposit account in favor of Fund. Bank shall not pay any interest on any cash held at any time in the Collateral Account. The parties intend that: (i) Fund’s custody account shall be a “securities account”, (ii) Bank shall be a “securities intermediary” and (iii) all property in the Collateral Account, other than cash, shall be a “financial asset” and “investment property” (as such terms are defined in revised Articles 8 and 9 of the Uniform Commercial Code as the same may be (or deemed to be) in effect pursuant to applicable law or regulation). The parties acknowledge that Bank is a commercial bank acting as custodian for Fund as a customer in connection with the securities contracts contemplated by this Agreement, and therefore, Fund is a “financial institution” within the meaning of Section 101 of the federal Bankruptcy Code.

          (d) All property from time to time in Counterparty’s Account shall be owned and controlled solely by Counterparty, and Bank shall follow only Counterparty’s instructions with respect to Counterparty’s Account. All property from time to time in the Collateral Account shall be pledged by Counterparty for the benefit of the Fund. Bank shall follow the instructions of the Fund with respect to the required amount of Collateral in the Collateral Account and in connection with an Event of Default with respect to the Counterparty. The provisions of this Agreement set forth circumstances in which Counterparty may give Bank instructions with respect to the transfer of Securities in the Collateral Account, and Fund hereby instructs Bank to follow such instructions of Counterparty in accordance with the provisions of this Agreement.

2.2	Settlement of Specific Derivatives Transactions

          (a) Upon receipt of instructions from Counterparty in connection with a Derivatives Transaction specifying the required Collateral with respect to such Derivatives Transaction, provided such instructions are received by Bank by 1 p.m. on a business day, Bank shall transfer from Counterparty’s Account to the Collateral Account on such business day Collateral in an amount sufficient equal to or greater than the required Collateral Value. Upon the termination of such Derivatives Transaction, with further instructions from Fund, Bank shall, provided such instructions are received by Bank by 1 p.m. on a business day, transfer the Collateral from the Collateral Account to Counterparty’s Account on such business day.

          (b) Bank shall be responsible for verifying that all Collateral are Eligible Securities.

          (c) If instructions are not timely received by Bank from Counterparty with respect to specific Collateral which is to be transferred from Counterparty’s Account to the Collateral Account in connection with a Derivatives Transaction, Bank may transfer in Bank’s sole discretion any Securities with a Collateral Value equal to or greater than the amount of required Collateral.

          (d) Notwithstanding anything to the contrary in this Agreement, it is expressly agreed and acknowledged by Fund and Counterparty that Bank is not guaranteeing performance of or assuming any liability for the obligations of Fund or Counterparty hereunder nor is it assuming any credit risk associated with Derivatives Transactions, which liabilities and risks are the responsibility of Fund and Counterparty; further, it is expressly agreed that Bank is not undertaking to make credit available to Fund or Counterparty to enable it to complete Derivatives Transactions. Notwithstanding anything in this Agreement to the contrary, Bank shall not be obligated to transfer from Counterparty’s Account to the Collateral Account any cash or securities which it has a right not to transfer pursuant to any agreement between Counterparty and Bank.

          (e) Counterparty may substitute other Securities for any Collateral without notice to Fund provided that the Collateral in the Collateral Account after the substitution have a Collateral Value equal to or greater than the amount of required Collateral.

          (f) With respect to any Derivatives Transaction, Bank shall not release any Securities in the Collateral Account to Counterparty except that Counterparty shall be permitted to substitute Securities pursuant to Section 2.2(e) of this Agreement and Fund may instruct Bank to transfer and upon such instruction Bank may transfer Securities having a Margin Value equal to the Collateral Excess to Counterparty. In the event the Collateral Value of the Securities in the Collateral Account is less than the required Collateral Value, Bank shall provide Counterparty with notice of such deficit. On the date of any such notice, Counterparty shall provide Bank with additional Collateral having a Collateral Value equal to such Collateral Deficit, so that Bank can transfer such additional Collateral to the Collateral Account by the end of the day. If Counterparty fails to transfer an appropriate amount of additional Collateral on the date of notice of a Collateral Deficit, Bank shall notify Fund and Counterparty and await further instructions from Fund.

          (g) Counterparty and Fund agree that in effecting Derivatives Transactions, Bank’s transfers between Counterparty’s Account and the Collateral Account, including without limitation, substitutions, are intended to be, and shall be deemed to be, simultaneous.

          (h) Fund and Counterparty agree and acknowledge that the amounts and values of cash and Securities to be transferred by Bank in accordance with the provisions of this Agreement may differ from those required in accordance with the provisions of the Master Agreement, and Bank shall have no liability in respect of any such differences. Counterparty and Fund shall in all events remain obligated to each other pursuant to the terms of the Master Agreement.

2.3	Income and Voting

          (a) Bank shall credit to Counterparty’s Account all Income paid by or on behalf of issuers in respect of Collateral in the event that any such amounts are received by Bank. Bank shall be entitled to withhold taxes or other levies, if any, on Income received by Bank prior to crediting it to Counterparty’s

Account or the Collateral Account, as applicable. Counterparty and Fund hereby acknowledge that all payments of Income are subject to the rules and procedures of the appropriate Clearing Corporation.

          (b) Fund agrees that Counterparty shall retain all rights to vote, or to provide any consent or to take any similar action with respect to Collateral in the event that the record date or deadline for such vote, consent or other action falls during the term of a Derivatives Transaction.

          (c) Notwithstanding the provisions of Sections 2.3(a) and 2.3(b), in the event Bank receives a written notice from Fund of an Event of Default by Counterparty, Bank shall credit all Income thereafter received by Bank to the Collateral Account, and if applicable, Fund shall have the exclusive right to vote, provide consent or take any similar action with respect to Collateral for which the record date or deadline for such vote, consent or other action falls on or after the date that written notice of an Event of Default is received by Bank.

3.	BANK’S OBLIGATION TO HOLD SECURITIES

          Counterparty, Fund and Bank agree that the Securities in the Collateral Account from time to time will be held for Fund by Bank as bailee and securities intermediary on Fund’s behalf, that Bank will follow Fund’s instructions directing transfer with respect to any Securities in the Collateral Account and that in no event shall any consent of Counterparty be required for the taking of any such action by Bank. Fund hereby covenants, for the benefit of Counterparty, that Fund will not instruct Bank to deliver any Collateral to any person other than Counterparty until the date, if any, when an Event of Default shall have occurred as to which Counterparty is the defaulting party. The foregoing covenant is for the benefit of Counterparty only and shall in no way be deemed to constitute a limitation on Fund’s right at any time to instruct Bank with respect to the transfer of Securities or on Bank’s obligation to act upon such instructions.

4.	STATEMENTS

          Bank shall send to Counterparty and Fund a statement describing the Collateral held in the Collateral Account as of the close of each Business Day. The statement shall be sent by the close of the Business Day following the date to which such statement applies. The statement shall include the Market Value of such Collateral as of the date to which the statement applies. No statement will be sent with respect to a Business Day on which there are no Collateral in the Collateral Account as of the close of the Business Day. Fund and Counterparty shall promptly review all such statements and shall promptly advise Bank of any error, omission, or inaccuracy in the Collateral positions reported. Bank shall undertake to correct any errors, failures, or omissions that are reported to Bank by Fund or Counterparty to the extent possible. Any such corrections shall be reflected on subsequent statements.

5.	DUTY OF CARE AND INSTRUCTIONS

5.1	Care of Property

          Bank will use reasonable care in performing its obligations under this Agreement. Bank will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care. Notwithstanding anything to the contrary in this Agreement, Bank shall not be liable for any costs, expenses, damages, liabilities or claims (collectively, “Damages”), resulting from its action or omission to act in connection with this Agreement, except to the extent that such Damages result from the negligence, bad faith or willful misconduct of Bank. In the case of loss of property in Fund’s or

Counterparty’s Account caused by Bank’s negligence, bad faith or willful misconduct, Bank’s liability for lost property shall be limited to the Market Value thereof at the date of the discovery of such loss. Notwithstanding anything to the contrary in this Agreement, under no circumstances will Bank be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the accounts or Bank’s performance under this Agreement. Bank, at its option, may insure itself against loss from any cause including the risk of loss, damage, destruction or misdelivery but shall be under no obligation to obtain such insurance directly for the benefit of either Counterparty or Fund. In matters concerning or relating to this Agreement, Bank shall not be responsible for compliance with any statute or regulation regarding the establishment or maintenance of margin credit, including but not limited to Regulations T or X of the Board of Governors of the Federal Reserve System or with any rules or regulations of the Office of the Controller of the Currency. Fund and Counterparty agree and acknowledge that Bank is not guaranteeing, performing or assuming any liability for the acts or obligations of Fund or Counterparty. Bank shall not have any duty to require that any cash, securities or other property be delivered to it or to determine that the amount and form of property deposited in the accounts comply with any applicable requirements other than as specified in this Agreement.

5.2	Reliance on Instructions

          (a) Bank, at any time, without any resulting liability to it, may act hereunder in reliance upon any instructions or notices Bank believes to be genuine; provided, however, that all instructions and notices to Bank shall be by a signed writing (via fax or otherwise), by any authorized means of electronic communication or by oral communication. Instructions to Bank from Counterparty may also be given in the manner specified in the Clearance or Custody Agreement, as applicable, between Bank and Counterparty. Nothing in this Section 5.2 shall restrict Bank’s right to confirm payment orders and/or institute any other reasonable security procedures to verify payment orders or other instructions pursuant to Section 9 of this Agreement.

          (b) Until written notice to the contrary is given to another party to this Agreement by Fund and such other party has had a reasonable time to amend its records, such other party shall be entitled to act on the belief that the persons listed on Schedule 2 hereto (whether or not any such person is an officer or employee of Fund) are authorized to act on behalf of Fund, and that any one of them has authority to transfer Securities, give notices and otherwise act under this Agreement on behalf of Fund. In addition, a party shall be entitled to assume that any person whom it in good faith believes is authorized to act on behalf of Fund is authorized to act on behalf of Fund and has authority to transfer Securities, give notices and otherwise act under this Agreement on behalf of Fund.

          (c) Fund and Counterparty each acknowledges and agrees that E-mail is not a secure or reliable method of communication and that Bank does not recommend the use of E-mail or telephone for the purpose of sending instructions.

                    (i) Fund and Counterparty agree that any instructions given to Bank by telephone shall promptly thereafter be confirmed in writing (which, without limitation, may be transmitted via fax or electronically) by an Authorized Person (which confirmation may bear the facsimile signature of such person). Bank is authorized to follow such instructions notwithstanding the failure of an Authorized Person to provide such confirmation in writing or the failure of such confirmation to conform to the telephone instructions received, such action shall not of itself constitute negligence Bank, and Bank shall be indemnified by Fund and Counterparty accordingly.

                    (ii) Without limitation of any other right hereunder of Bank to rely on the authenticity of any instruction, where Fund or Counterparty choose to provide instructions to Bank by telephone or E-mail, Bank may rely on the instructions as set out in this Agreement and, in addition to Bank’s protections set out in this Agreement, Fund and Counterparty hereby irrevocably and unconditionally agree not to hold Bank liable for, and to indemnify Bank, its affiliates and their respective directors, officers or employees against, and hold each of them harmless from all actions, proceedings, claims, demands, losses, damages, liabilities, calls, assessments, costs, charges, expenses, fines, penalties, taxes and other matters that may result from:

                              (A) any interception or interference with any instruction by E-mail;

                               (B) (subject to sections (ii) and (iii) above) any instruction by E-mail or telephone sent or made by a person not authorized to send such instruction; or

                               (C) any delay in the receipt of, or failure to receive any instruction given by E-mail, or failure to detect the receipt of any such instruction.

          (d) All transfers of cash from Fund to Bank shall be made to the appropriate account listed on Schedule 2 hereto, unless otherwise specified in a notice to Fund by Bank. All transfers of cash from Bank to Fund shall be made to the appropriate account listed on Schedule 2 hereto, until otherwise specified in a written notice to Bank by Fund with Bank having had a reasonable time to amend its records.

5.3	Pricing of Securities

          Bank may rely upon a recognized pricing service (or its equivalent as provided in the definition of Market Value) or a recognized credit rating service in determining the Market Value or credit rating of the Securities, as applicable, and shall in no circumstances be liable for any errors made by such service.

          In performing such services Counterparty and Fund acknowledge and agree that: (a) Bank will be utilizing information sources on an automated and non-verified basis (and further that Bank will not verify any such information prior to its being utilized for the purposes of determining the collateral to move, if any); (b) certain information utilized by Bank (“static information”) is updated by reference to information sources and may only be updated periodically (and further that Bank will not update static information prior to its being utilized for the purposes of determining the collateral to move, if any); (c) Bank has no obligation to verify any information received from any information source used by it with a secondary source; and (d) information about the level of collateral required by a Fund and any eligibility criteria required by it shall be based solely on information provided by that Fund (and Bank has no responsibility for ensuring disclosure of that information by any Fund). Fund and Counterparty further acknowledge and agree that Bank’s obligation to provide such services shall be delayed or incapable of completion in certain circumstances and Bank, under such circumstances, shall be under no obligation to complete any collateral movements.

5.4	Transfers and Other Obligations

          (a) All credits, debits or transfers shall be deemed to have been completed at such time as recorded on Bank’s books.

          (b) Bank shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Bank. Bank shall have no discretion whatsoever with respect to the management, disposition or investment of the Collateral Account or Counterparty’s Account and is not a fiduciary to Fund or Counterparty.

          (c) Transfer of Securities to Bank hereunder may be accomplished by crediting a proprietary or pledgee account of Bank with a Clearing Corporation or by delivery of physical certificates to Bank in negotiable form. Counterparty and Fund agree that Bank’s use of a Clearing Corporation in connection with the Derivatives Transactions contemplated under this Agreement is authorized and shall fully comply with all terms and conditions of this Agreement regarding Bank’s transfer and custody of such Securities. Fund and Counterparty acknowledge and understand that all transfers of Securities by a Clearing Corporation will be subject to the then applicable rules and procedures of such Clearing Corporation. Bank shall not be responsible for the risk of holding Securities through Clearing Corporations; no Clearing Corporation shall be, or shall be deemed to be, an agent of Bank; Bank shall have no liability for the acts or omissions of any Clearing Corporation and Bank assumes no credit risk, including insolvency or bankruptcy risk, with respect to any such entity. Notwithstanding anything to the contrary contained in this Agreement, Bank shall be authorized, in its discretion, to accept a trust receipt from any securities intermediary as a Security.

          (d) Bank is not a party to the Master Agreement and nothing in this Agreement is intended by the Parties to affect, vary, amend or otherwise change in any way whatsoever any provision of the Master Agreement (including regarding default by either Fund or Counterparty or the consequence thereof) and Bank’s responsibilities shall be governed solely by this Agreement. Bank has not examined the Master Agreement, has no responsibility for the content thereof and is not, and shall not be deemed to be, on notice as to any provision thereof. Bank’s obligations hereunder shall not be affected by, nor does Bank assume any liability under, the Master Agreement.

          (e) Bank shall not be deemed to have independent knowledge or notice of the existence of an Event of Default. Bank shall be entitled to rely on Fund’s or Counterparty’s written notice (including, without limitation, telecopy notice) thereof and shall have no duty to inquire into the nature or validity of an Event of Default.

          (f) Bank may, with respect to questions of law, apply for and obtain the advice and opinion of counsel and shall not be deemed to be negligent or have engaged in willful misconduct in any action taken or omitted by Bank in good faith in conformity with such advice or opinion.

          (g) Without limiting the generality of the foregoing, Bank shall be under no obligation to inquire into, and shall not be liable for:

                    (i) subject to Section 2.2(b), the title, validity or genuineness of any securities, other property or document;

                    (ii) the legality of the purchase, sale, delivery or transfer of any securities or other property, the propriety of the price for which the same is acquired, sold, delivered or transferred or the enforceability of any trust receipt received by Bank pursuant to this Agreement;

                    (iii) the due authority to act on behalf of Fund of any person Bank in good faith believes is authorized to act on behalf of Fund;

                    (iv) the due authority to act on behalf of Counterparty of any person Bank in good faith believes is authorized to act on behalf of Counterparty;

                    (v) the due authority of Counterparty, Fund or any entities for which Fund acts to deliver, transfer, obtain or hold any particular property pursuant to this Agreement.

          (h) Fund and Counterparty agree that Bank shall have no obligation to monitor whether any Securities transferred or to be transferred hereunder derive all or a portion of their value from changes in the value of underlying securities, mortgages or other obligations or one or more currencies, commodities, indices or other factors (“Derivative Securities”). Accordingly, the parties agree that notwithstanding anything to the contrary in this Agreement, it shall be Fund’s and Counterparty’s responsibility to ensure that

Securities do not include Derivative Securities unless they have otherwise agreed. Bank shall have no liability whatsoever for any loss, damage or expense arising out of any ineligibility of Derivative Securities which are the subject of Derivatives Transactions.

          (i) Bank does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any exemptions from registration under the Securities Act of 1933, as amended, or of any other state or federal securities laws.

          (j) Notwithstanding anything to the contrary in this Agreement, Bank shall not be required to buy or sell or arrange for the purchase or sale of any Securities in connection with this Agreement or to follow any instructions other than those directing the transfer of Securities.

          (k) In the event the funds or Securities available in the Collateral Account or Counterparty’s Account are inadequate to effectuate Derivatives Transactions in accordance with Section 2 hereof, Bank shall have no obligation to perform the functions specified in Section 2 hereof.

          (l) Bank may, but shall not be required to record any telephone conversations between Bank and Fund and/or Counterparty, and Fund and Counterparty hereby consent to the recording of such conversations.

5.5	Electronic Access

          Access to certain applications or products of Bank via Bank’s web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Schedule 4.

6.	FEES AND EXPENSES; TAXES

          (a) Counterparty will pay Bank for its services under this Agreement such fees as may be agreed upon in writing from time to time, together with Bank’s reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing charged directly or indirectly by governmental authorities, issuers, or their agents. Invoices will be payable within thirty (30) days of the date of the invoice. If Counterparty disputes an invoice, it shall nevertheless pay on or before the date that payment is due such portion of the invoice as is not subject to a bona fide dispute. Bank may deduct amounts invoiced from the Cash Account except to the extent that Counterparty has objected to the invoice within thirty (30) days of the date of the invoice (or such other period as the parties may agree in writing). Without prejudice to Bank’s other rights, Bank reserves the right to charge interest on overdue amounts from the due date until actual payment at such rate as Bank may reasonably determine.

          (b) Fund and Counterparty hereby acknowledge that Bank may determine in its discretion whether it is obliged or desirable to account for any Tax in performance of any of its duties or rights hereunder or in connection with this Agreement and that such accounting for Tax shall be without prejudice to the indemnity contained herein

          (c) Counterparty and Fund agree to complete any documents that Bank may reasonably require in connection with the performance of its duties or functions under or contemplated by this Agreement (including, for the avoidance of doubt, any forms relating to Tax).

7.	INDEMNIFICATION

          Counterparty and Fund hereby agree, jointly and severally, to indemnify Bank for, and hold it harmless against, any loss, liability or expense in connection with, arising out of or in any way related to this Agreement or the Master Agreement, or any action or omission by Bank in connection with this Agreement, including the reasonable costs, expenses and fees of attorneys chosen by Bank incurred in defending any claim of such liability, except that Counterparty and Fund shall not be liable for any loss, liability or expense to the extent that it is determined to be the direct result of acts or omissions on the part of Bank constituting negligence, bad faith or willful misconduct. Notwithstanding the foregoing, Bank shall be absolutely indemnified by each other party for, and held harmless against, any loss, liability or expense (including the reasonable costs, expenses and fees of attorneys chosen by Bank incurred in defending any claim of such liability) incurred as a result of complying with the instructions of Fund or Counterparty, including without limitation any such compliance which constitutes or is alleged to constitute a violation of the rights of any party or a violation of an injunction, stay, order or law. These indemnification obligations shall survive the termination of any Derivatives Transaction, the Master Agreement, this Agreement or all of them. For purposes of this Section, “Bank” shall mean Bank, any existing or future parent company of Bank, any existing or future direct or indirect subsidiary of such parent company and any director, officer, employee or agent of any of the foregoing.

8.	EVENT OF DEFAULT; CONTINUING DISPUTES; EFFECT OF NOTICE OF LEVY, ETC.

8.1	Event of Default

          (a) If either Fund or Counterparty shall declare an Event of Default, it shall promptly deliver a written notice of an Event of Default to Bank and to the other party. Such notice shall identify the name of the defaulting party, the Event of Default and the Derivatives Transactions which are the subject of such Event of Default. Bank shall promptly notify the defaulting party of Bank’s receipt of a written notice of an Event of Default.

          (b) From and after Bank’s receipt of a written notice of an Event of Default from Fund or Counterparty, Bank is hereby instructed not to follow the instructions of the defaulting party with respect to the non-defaulting party’s account, Bank shall be entitled to follow the instructions of the non-defaulting party with respect to the non-defaulting party’s account and, if the non-defaulting party is Counterparty, Bank is hereby further instructed to follow the instructions of Counterparty to accept into the Collateral Account cash in substitution of any Securities therein provided that the Securities in the Collateral Account after the substitution have a Collateral Value equal to or greater than the required Collateral Value. Bank shall have no obligation to verify any amount(s) owed by Counterparty to Fund pursuant to the Master Agreement. Without any liability resulting to Bank, Bank shall be entitled to rely solely on Counterparty’s instructions specifying the amount of cash to credit to the Collateral Account in connection with a substitution effected in accordance with this Section. In no event shall Bank have any duty to sell or otherwise foreclose or enforce any lien upon or security interest in or realize the value of any Securities pursuant to a notice of an Event of Default or Counterparty’s or Fund’s instructions.

8.2	Continuing Disputes

          In the event of any dispute between, conflicting claims by or conflicting instructions from any of Counterparty, Fund and any other person(s) with respect to the Securities, cash or any other matter covered by this Agreement, if Bank is uncertain as to its duties or rights hereunder, or if Bank, in the opinion of its counsel, is precluded by law from acting, Bank may decline to comply with any and all claims, demands or instructions with respect to such Securities, cash or any other matter covered by this Agreement so long as such dispute, conflict, uncertainty dispute or conflict or legal inability to perform shall continue, and Bank shall not be liable for failure to act or to comply with such claims, demands or instructions. Bank shall be entitled to refuse to act or comply until (a) such dispute or conflict shall have been finally determined in a court of competent jurisdiction or settled by agreement between the conflicting parties and Bank shall have received evidence satisfactory to it of the same, (b) with respect to Bank’s uncertainty, Bank shall be directed in writing by Counterparty and Fund or by a final order or judgment of a court of competent jurisdiction, (c) Bank, in the opinion of its counsel, is permitted by law to perform or (d) Bank shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses or damages, including counsel’s fees and expenses that it may incur by reason of taking any action.

8.3	Effect of Notice Of Levy, Etc.

          (a) Bank shall not be required to deliver or transfer cash, securities or other property in contravention of any order, stay, judgment, levy, restraining notice, seizure or other similar notice or restraint imposed by law or issued or directed by a governmental agency or court, or officer thereof, asserting jurisdiction over Bank, any existing or future parent company of Bank, any existing or future direct or indirect subsidiary of such parent company or any director, officer, employee or agent of any of the foregoing, which on its face affects such cash, securities or other property. Bank shall give Fund and Counterparty prompt notice of any such notice or order of which it is aware.

          (b) Without limiting the generality of the foregoing, Bank shall be under no obligation to inquire into, and shall not be liable for:

                    (i) the title, validity or genuineness of any securities, other property or document;

                    (ii) the legality of the purchase, sale, delivery or transfer of any securities or other property, the propriety of the price for which the same is acquired, sold, delivered or transferred or the enforceability of any trust receipt received by Bank pursuant to this Agreement;

                    (iii) the due authority to act on behalf of Fund of any person Bank in good faith believes is authorized to act on behalf of Fund;

                    (iv) the due authority to act on behalf of Counterparty of any person Bank in good faith believes is authorized to act on behalf of Counterparty;

                    (v) the due authority of Counterparty, Fund or any entities for which Fund acts to deliver, transfer, obtain or hold any particular property pursuant to this Agreement;

                    (vi) any taxes.

9.	FUNDS TRANSFER

          (a) Fund requests that Bank execute payment orders issued in the name of Fund conforming to the terms specified in the attached Schedule 2 (“Repetitive Payment Orders”) received by Bank by telephone, facsimile or written correspondence using the following security procedure.

                    (i) Fund agrees that Repetitive Payment Orders will be effective as the funds transfer instructions of Fund, whether or not authorized, if such payment orders are verified pursuant to the security procedure provided herein or such other security procedure that Bank or Fund may agree to.

                    (ii) Bank will execute a Repetitive Payment Order when the payment details and/or line number is identified to Bank. If a Repetitive Payment Order does not conform to the terms of an authenticated line number, Bank will not execute the Repetitive Payment Order unless it can verify the payment order by another security procedure.

                    (iii) Included in Schedule 2 is a list of the individuals and telephone numbers designated by Fund to establish Repetitive Payment Orders.

                    (iv) The failure of Bank to comply with the procedure provided herein shall not render a payment order that is otherwise authorized under the law of agency unauthorized.

                    (v) Instructions from Fund to change Schedule 2 must be provided to Bank in writing. Bank will initiate a callback to designated persons at Fund to authenticate changes to Schedule 2 payment orders prior to implementation.

                    (vi) If Bank is authorized by Fund to accept Repetitive Payment Orders from an investment manager or other agent, this Section 9 shall apply equally to instructions issued in the name of the investment manager or other agent.

          (b) In executing or paying a payment order, Bank may rely upon the identifying number (e.g. Fedwire routing number or account number) of any party as instructed in the payment order. Counterparty assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Counterparty’s name. Fund assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Fund’s name.

          (c) Bank, Fund and Counterparty agree that the procedures outlined in this Section 9 constitute a commercially reasonable security procedure.

10.	REPRESENTATIONS AND WARRANTIES

10.1	Fund’s Representations and Warranties

          (a) Fund represents and warrants that (i) it is a duly organized and validly existing ___________ under the laws of the State of _______________ with all necessary power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder and under the Master Agreement, (ii) this Agreement and performance of all transactions contemplated hereunder and under the Master Agreement have been duly authorized, executed and delivered in accordance with all requisite action, (iii) the person executing this Agreement on its behalf has been duly and properly authorized to do so, (iv) this Agreement constitutes a valid, legal and binding obligation enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or similar laws relating to or limiting creditors’ rights generally, or by equitable principles, (v) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder and under the Master Agreement will not violate any agreement by which it is bound or by which any of its assets are affected, or its charter or by-laws, or any statute, regulation, rule, order or judgment applicable to it, (vi) it has the unqualified right to buy the Securities from Counterparty and resell the Securities to Counterparty upon the terms and subject to the conditions set forth in the Master Agreement, (vii) all of the Collateral while held in the Collateral Account shall not at any time be or become subject to any lien, claim, security interest or encumbrance of any person or entity other than Fund except as permitted by this Agreement, and all of such Collateral, upon delivery to Counterparty, will be free and clear of any lien, claim, security interest or encumbrance (except any lien, claim, security interest or encumbrance to which such Collateral were subject at the time of delivery by Counterparty to Fund), (viii) the establishment of the Collateral Account and its operation by the parties designated herein have been duly authorized and no other action is required prior to commencing operation of such account, (ix) its principal executive office is located at ______________________________, (x) it is subject to regulation by ______________________________________, (xi) it is / is not (STRIKE AS APPROPRIATE) a “financial institution” for purposes of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”), (xii) it is /is not (STRIKE AS APPROPRIATE) an “insured depository institution” for purposes of the Federal Deposit Insurance Act (the “FDIA”), and, if it is, it shall during the term of this Agreement comply with the written agreement and related requirements of Section 1823(e) of the FDIA and (xiii) it will deliver to Bank a complete copy of the Master Agreement and all amendments thereto or modifications thereof promptly upon Bank’s request.

          (b) Fund further represents and warrants that if it is acting as agent for one or more third parties, Fund is either authorized by virtue of standing instructions or is a fiduciary or an agent with the authority to enter into, execute and bind such third parties to this Agreement and the Derivatives Transactions effected for such third parties. Fund is authorized to make, and makes each of the representations and warranties above applicable to Fund for each of such third parties. If Fund acts beyond the authority granted to it by any such third party or any entity acting on behalf of such third party or exceeds any limitations on transactions imposed by Counterparty and agreed to by Fund, Fund will be liable for all such actions as if it were the principal with respect thereto provided that the same shall not limit in any manner the liability of such third party or any other party for such actions and related transactions.

10.2	Counterparty’s Representations and Warranties

          (a) Counterparty represents and warrants that (i) it is a duly organized and validly existing _________ under the laws of the State of _________ with all necessary power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder and under the Master Agreement, (ii) this Agreement and performance of all transactions contemplated hereunder and under the Master Agreement have been duly authorized, executed and delivered in accordance with all requisite corporate action, (iii) the person executing this Agreement on its behalf has been duly and properly authorized to do so, (iv) this Agreement constitutes a valid, legal and binding obligation enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or similar laws relating to or limiting creditors’ rights generally, or by equitable principles, (v) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder and under the Master Agreement will not violate any agreement by which it is bound or by which any of its assets are affected, or its charter or by-laws, or any statute, regulation, rule, order or judgment applicable to it, (vi) it has the unqualified right to sell, buy, transfer, assign and/or pledge the Securities transferred on its behalf hereunder, and all of such Securities upon delivery to Fund, will be free and clear of any lien, claim, security interest or encumbrance, (vii) it is acting as principal for its own account and (viii) it will deliver to Bank a complete copy of the Master Agreement and all amendments thereto and modifications thereof promptly upon Bank’s request.

          (b) Prior to any Derivatives Transaction, Counterparty shall provide to Fund a proposed list of the Collateral. Concurrently with each proposed Derivatives Transaction, Counterparty represents and warrants that (i) it is familiar with the provisions of Rule 144 under the Securities Act, (ii) it is not, and within the preceding three months has not been, an “affiliate” of the issuer of any Collateral, and (iii) any Collateral to be transferred to Fund are not “restricted securities” within the meaning of Rule 144 or otherwise subject to any legal, regulatory or contractual restrictions on transfer. Fund represents and warrants that, as of the termination date of any Derivatives Transaction, with respect to Collateral, (i) it has examined and approved the list provided by Counterparty, (ii) it is familiar with the provisions of Rule 144, (iii) it is not, and within the preceding three months has not been, an “affiliate” of the issuer of any Collateral, and (iv) the Collateral are not “restricted securities” within the meaning of Rule 144 or otherwise subject to any legal, regulatory or contractual restrictions on transfer. The obligation to make these determinations regarding transferability are solely the responsibility of Fund and Counterparty, respectively, and Bank shall have no liability whatsoever with respect to the legality or veracity of the foregoing.

10.3	Bank’s Representations and Warranties

          Bank hereby represents and warrants that (a) it is a national banking association with all necessary power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder, (b) this Agreement and performance of all transactions contemplated hereunder have been duly authorized, executed and delivered in accordance with all requisite corporate action, (c) the person executing the Agreement on its behalf has been duly and properly authorized to do so, and (d) this Agreement constitutes a valid, legal and binding obligation enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or similar laws relating to or limiting creditors’ rights generally, or by equitable principles.

11.	TERMINATION

          (a) This Agreement shall terminate forthwith upon termination of the Master Agreement and written notice thereof to Bank by Counterparty or Fund or may be terminated by any party hereto on ten Business Days’ prior written notice to the other parties; provided, however, that, any such termination shall not affect any Derivatives Transaction then outstanding.

          (b) Bank shall have the right to terminate its obligations under this Agreement (including its obligations to accept and monitor securities and to make notifications to the Parties hereunder) immediately upon notice if either party (i) breach the terms of this Agreement, (ii) files for bankruptcy; (iii) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; (iv) makes an assignment for the benefit of all or substantially all of its creditors; (v) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations, (vi) any security interest for the time being affecting the assets or any part of the assets of Fund or Counterparty becoming enforceable; or (vii) becomes unable, admits its inability, states its intent or fails generally to pay any debt as it becomes due.

12.	SUBCUSTODIANS SECURITIES DEPOSITORIES, AND OTHER AGENTS

12.1	Appointment of Subcustodians; Use of Securities Depositories

          (a) Bank is authorized under this Agreement to act through and hold International Securities with subcustodians. Bank will use reasonable care in the selection, monitoring and continued appointment of such subcustodians. In addition, Bank and each subcustodian may deposit securities with, and hold Securities in any securities depository on such terms as such securities depository customarily operates and the parties hereto will provide Bank with such documentation or acknowledgements that Bank may require in order to hold the assets in such securities depository.

          (b) Any agreement Bank enters into with a subcustodian for holding Bank’s customers’ assets will provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such subcustodian or its creditors except a claim for payment for their safe custody or administration, or, in the case of cash deposits, except for liens or rights in favor of creditors of the subcustodian arising under bankruptcy, insolvency or similar law, and that the beneficial ownership thereof will be freely transferable without the payment of money or value other than for safe custody or administration. Bank shall be responsible for all claims for payment of fees for safe custody or administration so that no subcustodian exercises any claim for such payment against such assets. Where a subcustodian deposits securities with a securities depository, Bank will cause the subcustodian to identify on its records as belonging to Bank, as agent, the securities shown on the subcustodian’s account at such securities depository. This Section will not apply to the extent of any special agreement or arrangement made by Fund or Counterparty with any particular subcustodian.

          (c) Bank is not responsible for the selection or monitoring of any securities depository and will not be liable for any act or omission by (or the insolvency of) any securities depository. In the event the parties incur a loss due to the negligence, willful default, or insolvency of a securities depository, Bank will make reasonable efforts, in its discretion, to seek recovery from the securities depository, but Bank will not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

          (d) Subject to Section 12.1(a) and Bank’s duty to use reasonable care in the monitoring of a subcustodian’s financial condition as reflected in its published financial statements and other publicly available financial information concerning it customarily reviewed by Bank in its oversight process, Bank will not be responsible for the insolvency of any subcustodian.

          (e) Bank reserves the right to add, replace or remove subcustodians. Bank will give prompt notice of any such action, which will be advance notice if practicable. Upon request by Fund or Counterparty, Bank will identify the name, address and principal place of business of any subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such subcustodian.

13.	MISCELLANEOUS

13.1	Entire Agreement; Modification; Amendment

          This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written agreements in regard thereto. No modification or amendment of this Agreement shall be binding unless in writing and executed by each of the parties. In the event of conflict between this Agreement and the Master Agreement, this Agreement shall control.

13.2	Severability; Waiver; Survival

          (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

          (b) Except as otherwise provided herein, no failure or delay on the part of any party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

          (c) Sections 6, 7, 12 and 13 hereof shall survive termination of any Derivatives Transaction, the Master Agreement, this Agreement or all of them. .

13.3	Interpretation

          Headings are for convenience only and are not intended to affect interpretation. References to

Sections are to Sections of this Agreement and references to sub-Sections and paragraphs are to sub-Sections of the Sections and paragraphs of the sub-Sections in which they appear.

13.4	Assignment

          This Agreement will be binding on each of the parties’ successors and assigns, but the parties agree that neither Fund nor Counterparty can assign its rights and obligations under this Agreement without the prior written consent of the other parties, which consent will not be unreasonably withheld. Any attempted assignment without such consent shall be null and void.

13.5	Counterparts

          This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

13.6	Notices

          All notices shall be given to the party entitled to receive such notices at the following addresses, telephone numbers or fax numbers unless otherwise specified in a notice given to all of the other parties hereto pursuant this Section as set forth below:

          To Counterparty:

To Fund:

To Bank:
JPMorgan Chase Bank, N.A.
4 New York Plaza, 13th Floor
NY1-E143
New York, NY 10004
Attn.: Collateral Management Client Services - (“Product”)
Fax: (212) 623-0228

Until written notice to the contrary is given to the other parties by Counterparty or Fund, as applicable, the persons listed on Schedule 4 hereto may be contacted after business hours as necessary in connection with this Agreement. All notices and instructions shall be deemed given when received and in the case of facsimiles, when receipt is confirmed.

13.7	Force Majeure

          Bank will have no liability for any damage, loss, expense or liability of any nature that any parties may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment or software (except where such malfunction is primarily attributable to Bank’s negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange).

13.8	Governing Law; Jurisdiction

          This Agreement will be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York’s principles regarding conflict of laws, except that the foregoing shall not reduce any statutory right to choose New York law or forum. The United States District Court for the Southern District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement and each of the parties agree that this court will have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in this court. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. To the extent that in any jurisdiction Fund or Counterparty may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgement) or other legal process, Fund and Counterparty shall not claim, and it hereby irrevocably waives, such immunity.

          [Fund/Counterparty] hereby irrevocably appoints _________________________________ (the “Process Agent”), with an office on the date hereof at __________________________________________________, New York, NY _________, United States, as its agent to receive on behalf of [Fund/Counterparty] and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. This designation is in addition to any other agent previously or hereafter designated by [Fund/Counterparty] for service of process. Such service may be made by mailing or delivering a copy of such process to [Fund/Counterparty] in care of the Process Agent at the Process Agent’s above address, and [Fund/Counterparty] hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Nothing in this Section shall affect the right of Counterparty, Bank or Fund to serve legal process in any other manner permitted by law.

13.9	USA PATRIOT Act Disclosure

          Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Bank to implement reasonable procedures to verify the identity of any person that opens a new Account with it. Accordingly, Fund and Counterparty acknowledge that Section 326 of the USA PATRIOT Act and Bank’s identity verification procedures require Bank to obtain information which may be used to confirm Fund’s or Counterparty’s identity including without limitation Fund’s and Counterparty’s name, address and organizational documents (“identifying information”). Fund and Counterparty may also be asked to provide information about its financial status such as its current audited and unaudited financial statements. Fund and Counterparty agree to provide Bank with and consent to Bank obtaining from third parties any such identifying and financial information required as a condition of opening an account with or using any service provided by Bank.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the __ day of _________, 2011.

JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

COUNTERPARTY

By:

Name:

Title:

[EACH FUND SET FORTH ON EXHIBIT A HERETO]

By:

Name:
Title:

EXHIBIT A

LIST OF FUNDS

SCHEDULE 1

[TBA]

SCHEDULE 2

A. The Collateral Account at Bank	B. Fund’s Delivery Instructions for Cash:

ABA:	ABA:

BIC:

DTC:

Bank Name:

Fund’s Name	Account Name:

FOR TRI-PARTY WITH	Account Number:

Branch:

(Counterparty’s Name)
City:

Attention:

Tax ID #:

C. Fund’s
Delivery Instructions for Securities:

ABA:

Bank Name:

Account Name:

Branch:

City:

Attention:

Tax ID #:

D. Authorized Persons for Fund:

Name	Title

Authorized Signature List

Name Title	Signature	Telephone Number(s)	Initiate Y/N	Call back Y/N	Communication Modes

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

					☐	Facsimile
					☐	Telephone
					☐	Other – must explain:

Line Sheet for Repetitive Payment Orders
Receiving Bank ABA, CHIPS Number of BIC Code	Receiving Bank Name	Intermediary Bank ABA, CHIPS Number of BIC Code (if any)	Intermediary Bank Name (if any)	Beneficiary Name	Beneficiary Account Number	Account to be debited	Line Number (To be assigned by Bank)

SCHEDULE 3

ELECTRONIC ACCESS

1. Bank shall permit Fund and Counterparty and its Authorized Persons to access electronically the applications and products listed on Exhibit 1 to this Schedule (the “Products”). Bank reserves the right to modify this Schedule and, subject to the terms and conditions of the Agreement, the products and services available through the Products, upon notice to Fund and Counterparty. Bank shall endeavour to give the parties hereto reasonable notice of its termination or suspension of access hereunder to any Product, but may do so immediately upon written notice to the parties hereto if Bank determines, in its sole discretion, that providing access to such Product would violate Applicable Law or that the security or integrity of such Product is at risk.

2. In consideration of the fees paid by the parties hereto to Bank and subject to any applicable software license in relation to Bank owned or sublicensed software provided for a particular application, Bank grants to the parties hereto on the terms of this Schedule a non-exclusive license to use the Products and the information and data made available to the parties hereto through the Products (the “Data”) for the sole use of the parties hereto. The parties hereto may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein or any hyperlink or other reference to any such notice.

3. The rights and obligations of the parties with respect to the provision of certain cash products and services via the Products shall also be governed, to the extent not governed by this Agreement, by Bank’s terms and conditions relating to such products and services, as the same may be amended from time to time (the “Product Terms”). If and to the extent that there is a conflict between the Product Terms and this Schedule, the provisions of this Schedule shall prevail.

4. The parties hereto acknowledge that there are certain security, corruption, transaction error and access availability risks associated with using open networks such as the internet, and the parties hereto hereby expressly assume such risks. The parties hereto shall make its own independent assessment of the adequacy of the internet and of the security procedures made available by Bank. The parties hereto acknowledge and agree that the selection and use by it of third party security and communications software and third party service providers is the sole responsibility of the parties hereto, and Bank disclaims all risks related thereto, notwithstanding that Bank may recommend certain security and/or communication software packages. All such software must be interoperable with Bank’s software. Each of the parties hereto and Bank shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

5. Notwithstanding the other provisions of the Agreement, Bank shall not be liable for any liabilities arising out of the use or unavailability of Bank’s web site or any means provided by Bank of accessing the Products through Bank’s web site or unauthorised use of or access to the Software in the absence of Bank’s gross negligence or wilful misconduct.

6. The parties hereto shall not use the Products to transmit (i) any virus, worm, or destructive element or any programs or data that may be reasonably expected to interfere with or disrupt the Products or servers connected to the Products; (ii) material that violates the rights of another, including but not limited to the intellectual property rights of another; and (iii) “junk mail”, “spam”, “chain letters” or unsolicited mass distribution of e-mail.

7. The parties hereto shall promptly and accurately designate in writing to Bank the geographic location of its users from time to time. Each of the parties hereto further represents and warrants to Bank that it shall not access the service from any jurisdiction which Bank informs the customer or where such party has actual knowledge that the service is not authorized for use due to local regulations or laws. Prior to submitting any document which designates the persons authorized to act on behalf of the parties hereto, the parties hereto shall obtain from each individual referred to in such document all necessary consents to enable Bank to process the data set out therein for the purposes of providing the Products.

8. The parties hereto shall be responsible for the compliance of its employees, officers, agents and other persons authorized by it to access the Products (“Authorized Persons’) with the terms of this Schedule.

9. (i) Bank will collect information about Fund and Counterparty and their employees and agents (such as, without limitation, authorised signatory details) which may constitute personal data for the purposes of the Data Protection Act 1998 (the “Act”) and other relevant data protection legislation. Such personal data may be collected by or on behalf of Bank in a number of ways (the “Collection Methods”), including via documentation relating to the provision to or use by Fund or Counterparty of electronic services, or via their use of such electronic services, and via other correspondence or communications among or between Fund, Counterparty and Bank.

          (ii) Bank will use personal data collected by it or on its behalf via the Collection Methods for the following purposes (the “Purposes”), namely for the purpose of providing the services to Fund and Counterparty in accordance with this Agreement including this Schedule and any other Product Terms, for Bank’s internal administrative purposes, for contacting Fund and Counterparty about products and services which Bank or other members of Bank’s group offer which Bank believes may be of interest to them, and as may be otherwise required by law or applicable regulatory or governmental authorities, and such purposes may include transfer of such personal data outside of the European Economic Area to Bank’s subsidiaries or other connected companies or to other organisations as may be required by law or other applicable regulatory or governmental authorities.

          (iii) Fund and Counterparty shall ensure that any disclosure of personal data made by them or by their employees or agents via the Collection Methods which relate to their employees or agents is only made following notification by Fund or Counterparty to data subjects of the Purposes for which their personal data may be processed by or on behalf of Bank, and is otherwise fair and lawful.

10. Fund and Counterparty each acknowledge that it is not a “consumer” for the purpose of the European Union’s Electronic Commerce Directive (“ECD”) (i.e. that it is not an individual) and agree that Bank shall not be required to make any disclosures or do any other thing which a non-consumer may agree not to require under the UK rules and legislation implementing the ECD. For further information on JPMorgan Chase Bank, N.A., please see “Notice regarding EU e-commerce information” in the Terms & Conditions on http://www.jpmorgan.com.

11. The Fund and Counterparty acknowledges that Data accessed under this Agreement may not have been reviewed by Bank and may be inaccurate due to mis-postings, delays in updating account records, and other causes. Except as may otherwise be expressly set forth in the applicable agreement Product Terms, Bank is not obligated to assure the accuracy of the Data accessed under these Terms and will not be liable for any loss or damage arising out of the inaccuracy of any Data accessed under these Terms.

EXHIBIT 1 TO SCHEDULE 3

Name of Application	Description

Comsic	Provides Internet-based capability for U.S. and global voluntary corporate actions together with intraday notifications of corporate action events.

GTAConnect	Provides Internet-based capability for entry and transmission of Clearance instructions, as well as a full suite of intraday & COB client reporting (via JPMorgan Access portal).

File Delivery / Messenger	Enables Fund and Counterparty to securely download report and/or custom data files using SSL encryption. Customer may also utilise the Bank’s Messenger software to schedule automated downloads.

Secure eMail	Provides a secure means for Fund and Counterparty to communicate online with Bank personnel.

Views Reporting / Portfolio Views

Provides Internet-based custody, accounting and securities lending reporting on an intra-day, close-of-business or historical basis. Bank clients may choose from standard board-room quality reports or create and save custom formats.

Web CMS	Provides Internet-based capability for intraday & COB client reporting via the JPMorgan Access portal.

SCHEDULE 4

AFTER HOURS CONTACT PERSONS

For Counterparty:

After Hours
Name	Address	Office Number	Telephone Number

For Fund:

After Hours
Name	Address	Office Number	Telephone Number